John Hancock Variable Insurance Trust

Supplement dated June 6, 2013

to the Statement of Additional Information April 29, 2013

The section under “Appendix III – Portfolio Manager Information - John Hancock Asset Management a division of Manulife Asset Management (US) LLC” is amended and restated as follows:

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

(“John Hancock Asset Management”)

Active Bond Trust

Bond PS Series

Bond Trust

Core Fundamental Holdings Trust

Core Global Diversification Trust

Core Strategy Trust

Franklin Templeton Founding Allocation Trust

Fundamental All Cap Core Trust

Fundamental Holdings Trust

Fundamental Large Cap Value Trust

Global Diversification Trust

Lifecycle Trusts

Lifestyle PS Series
Lifestyle Trusts

Short-Term Government Income Trust

Strategic Equity Allocation Trust

Strategic Income Opportunities Trust

Ultra Short Term Bond Trust

Portfolio Managers and Other Accounts Managed:

The portfolio managers for Active Bond Trust are: Howard C. Greene and Jeffrey N. Given.

The portfolio managers for Fundamental Holdings Trust, Global Diversification Trust, Core Fundamental Holdings Trust, Core Global Diversification Trust, Core Strategy Trust, the Lifecycle Trusts, the Lifestyle PS Series and the Lifestyle Trusts are: Bob Boyda, Steve Medina, Marcelle Daher, Scott McIntosh and Nathan Thooft.

The portfolio managers for Franklin Templeton Founding Allocation Trust are: Bob Boyda and Steve Medina.

The portfolio managers for the Bond PS Series are: Howard C. Greene and Jeffrey N. Given.

The portfolio managers for Bond Trust are: Howard C. Greene and Jeffrey N. Given.

The portfolio managers for Fundamental All Cap Core Trust are: Emory W. Sanders, Jr. and Walter T. McCormick.

The portfolio managers for Fundamental Large Cap Value Trust are: Emory W. Sanders, Jr. and Walter T. McCormick.

The portfolio managers for Short-Term Government Income Trust are: Jeffrey N. Given and Howard C. Greene.

The portfolio managers for Strategic Income Opportunities Trust are: Daniel S. Janis III, Thomas C. Goggins and John F. Iles.

The portfolio managers for Ultra Short Term Bond Trust are: Jeffrey N. Given and Howard C. Greene.

The portfolio managers for Strategic Equity Allocation Trust are: Bob Boyda and Steve Medina.

The following chart reflects the portfolio managers’ investments in the funds that they manage. The chart also reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

The following table reflects information as of May 13, 2013:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Jeffrey N. Given	11	$10,837	3	$245	11	$2,851
Thomas C. Goggins	2	$523	14	$6,811	4	$825
Howard C. Greene	7	$4,017	2	$185	10	$2,831
John F. Iles	5	$523	12	$6,342	4	$825
Daniel S. Janis III	2	$523	17	$6,895	4	$825
Walter T. McCormick	5	$3,042	16	$2,201	4	$344
Emory W. Sanders, Jr.	5	$3,042	16	$2,201	4	$344
Bob Boyda	30	$56,560	28	$8,998	0	0
Steve Medina	30	$56,560	28	$8,998	0	0
Marcelle Daher	None	None	None	None	None	None
Scott McIntosh	None	None	None	None	None	None
Nathan Thooft	None	None	None	None	None	None

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Jeffrey N. Given	0	0	1	$61	0	0
Thomas C. Goggins	0	0	1	$286	0	0
Howard C. Greene	0	0	0	0	0	0
John F. Iles	0	0	1	$286	0	0
Daniel S. Janis III	0	0	1	$286	0	0

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Walter T. McCormick	0	0	0	0	0	0
Emory W. Sanders, Jr.	0	0	0	0	0	0
Bob Boyda	0	0	0	0	0	0
Steve Medina	0	0	0	0	0	0
Marcelle Daher	0	0	0	0	0	0
Scott McIntosh	0	0	0	0	0	0
Nathan Thooft	0	0	0	0	0	0

Ownership of fund shares. The portfolio managers listed in the above table did not beneficially own any shares of the funds that they managed as of May 13, 2013.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. John Hancock Asset Management has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. John Hancock Asset Management has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. John Hancock Asset Management has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of John Hancock Asset Management generally require that such trades be bunched, which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, John Hancock Asset Management will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if John Hancock Asset Management receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. John Hancock Asset Management does not receive a performance-based fee with respect to any of the other accounts managed by the portfolio managers of the Funds described in this SAI.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. John Hancock Asset Management imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, John Hancock Asset Management seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. John Hancock Asset Management has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At John Hancock Asset Management, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

▪	Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

▪	Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

o	Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

▪	Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one-three-and five-year periods are considered (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark or universe as identified in the table below.

▪	Financial Performance of John Hancock Asset Management. The financial performance of John Hancock Asset Management and its parent corporation are also considered in determining bonus awards.

▪	Non-Investment Performance. The more intangible contributions of an investment professional to John Hancock Asset Management’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

▪	Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at John Hancock Asset Management. We believe that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.